EXHIBIT 10.3

From:	tjschrade@aol.com
Subject:	Re: DTLL Offer
Date:	Fri, March 17, 2006 9:29 am
To:	frank@islandresidencesclub.com
Cc:	bmuller@fredlaw.com,tjpatin@mn.rr.com
[Missing Graphic Reference]

Frank,

Thank you for your interest.

I will discuss it with the Board.

Tom

-----Original Message-----
From: frank@islandresidencesclub.com
To: tjschrade@aol.com
Cc: bmuller@fredlaw.com; tjpatin@mn.rr.com
Sent: Fri, 17 Mar 2006 09:03:24 -0600 (CST)
Subject: DTLL Offer

Dear Tom,

For your review.

Sincerely,

Frank Kristan